UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-40730	85-1873463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12915 Old Virginia Road Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 622-3448

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DFLI	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 20, 2025, Dragonfly Energy Holdings Corp. (the “Company”) received a letter (the “Letter”) from the Nasdaq Hearings Panel (the “Panel”) of the Nasdaq Stock Market, LLC (“Nasdaq”) stating that because the Company’s common stock, par value $0.0001 (the “Common Stock”), had a closing bid price at or above $1.00 per share for a minimum of 10 consecutive business days, the Company had regained compliance with the minimum bid price requirement of $1.00 per share for continued listing on the Nasdaq Capital Market (the “Minimum Bid Price Requirement”), as set forth in Nasdaq Listing Rule 5550(a)(2). Additionally, the Letter stated that because the Company’s market value of listed securities had been $35 million or greater for a minimum of 10 consecutive business days, the Company had also regained compliance with the minimum market value of listed securities requirement for continued listing on the Nasdaq Capital Market (the “MVLS Requirement”), as set forth in Nasdaq Listing Rule 5550(b)(2). Accordingly, the Company is in full compliance with Nasdaq’s continued listing requirements, and these matters are now closed.

Pursuant to Nasdaq Listing Rule 5815(d)(4)(B), the Company will be subject to a Mandatory Panel Monitor through October 20, 2026. If, within that one-year monitoring period, the Company fails to maintain compliance with the Minimum Bid Price Requirement, the staff of the Nasdaq Listing Qualifications Department (the “Staff”) will issue a Delist Determination Letter, and the Company will have an opportunity to request a new hearing with the initial Panel or a newly convened Panel if the initial Panel is unavailable. Notwithstanding Nasdaq Listing Rule 5810(c)(2), the Company will not be permitted to provide the Staff with a plan of compliance with respect to any deficiency that arises during the one-year monitoring period, and the Staff will not be permitted to grant additional time for the Company to regain compliance with respect to any deficiency.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Dated: October 21, 2025	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer, Interim Chief Financial Officer and President